QUAKER® INVESTMENT TRUST

Supplement dated August 23, 2010
To the Statement of Additional Information (“SAI”) Dated May 7, 2010 for the
QUAKER EVENT ARBITRAGE FUND

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the SAI.

Effective August 23, 2010, the following language has been deleted from the Investment Objectives and Strategies section under the heading “Investment Policies” on page 1 of the SAI.

Short Sales.  The Fund may employ short selling as a hedging strategy, primarily in its merger arbitrage and capital structure arbitrage strategies.  When engaging in short selling, the Fund sells a security it does not own at the time of the sale. In order to deliver the security to the buyer, the Fund will borrow it from another owner.  When the Fund closes the short sale, it purchases the security and returns it to the person from whom it borrowed the security.  When used by itself and in conjunction with other investments, this strategy would produce a profit if the price of the security sold short declines and a loss if the price increases.  The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s Custodian of cash or high grade liquid assets equal to: (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or Custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or Custodian.

QKSAIARB 082010